UNITED STATES
		       SECURITIES AND EXCHANGE COMMISSION
			     Washington D. C. 20549

				    Form 8-K

		Current Report Pursuant to Section 13 or 15(d) of
		       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  October 26, 1998

			       OCWEN MORTGAGE LOAN
		 Asset Backed Certificates, Series 1998-2 Trust


New York (governing law of          333-39649-08   52-2112096   52-6934307
Pooling and Servicing Agreement)    (Commission    52-2112098
(State or other                     File Number)   52-2112099
jurisdiction                                       52-2112101
						     IRS EIN

	c/o Norwest Bank Minnesota, N.A.
	11000 Broken Land Parkway                            21044
	Columbia, MD                                        (Zip Code)
	(Address of principal executive offices)


       Registrant's telephone number, including area code:  (410) 884-2000


       (Former name or former address, if changed since last report)



ITEM 5.  Other Events

On October 26, 1998 a distribution was made to holders of OCWEN MORTGAGE LOAN, Asset Backed Certificates, Series 1998-2 Trust.



  ITEM 7.  Financial Statements and Exhibits

	(c)  Exhibits furnished in accordance with Item 601(a) of Regulation S-K

	     Exhibit Number                      Description

	     EX-99.1     Monthly report distributed to holders of Asset Backed
			 Certificates, Series 1998-2 Trust, relating to the October 26,
			 1998 distribution.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



				OCWEN MORTGAGE LOAN
		  Asset Backed Certificates, Series 1998-2 Trust

	      By:   Norwest Bank Minnesota, N.A., as Trustee
	      By:   /s/ Sherri J. Sharps, Vice president
	      By:   Sherri J. Sharps, Vice president
	      Date: 11/04/1998


				INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of Asset Backed Certificates, Series 1998-2 Trust, relating to the October 26, 1998 distribution.